DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                               FEBRUARY 26, 2001

                              RATED WATER
RIG NAME                      DEPTH             DESIGN                                   LOCATION                STATUS
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
Ocean Crusader                200'              Mat Cantilever                           GOM                     Contracted
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Ocean Drake                   200'              Mat Cantilever                           GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Champion                250'              Mat Slot                                 GOM                     Contracted
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Ocean Columbia                250'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan                 250'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Spur                    250'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign               250'              Independent Leg Cantilever               Indonesia               Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage                250'              Independent Leg Cantilever               Indonesia               Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean King                    300'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget                  300'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Summit                  300'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick                 300'              Independent Leg Cantilever               GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Titan                   350'              Independent Leg Slot                     GOM                     Contracted
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Ocean Tower                   350'              Independent Leg Slot                     GOM                     Contracted
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Ocean Liberator               600'              Aker H-3                                 Cote D'lvoire           Stacked Ready
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Ocean Century                 800'              Korkut                                   GOM                     Cold Stacked
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Ocean Ambassador              1,100'            Bethlehem SS-2000                        GOM                     Contracted
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Ocean Nomad                   1,200'            Aker H-3                                 North Sea               Shipyard Repairs
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Ocean New Era                 1,500'            Korkut                                   GOM                     Committed
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Ocean Bounty                  1,500'            Victory Class                            Australia               Contracted
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Ocean Guardian                1,500'            Earl & Wright Sedco 711 Series           North Sea               Contracted
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Ocean Princess                1,500'            Aker H-3                                 North Sea               Contracted
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Ocean Whittington             1,500'            Aker H-3                                 Brazil                  Contracted
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Ocean Epoch                   1,640'            Korkut                                   China                   Contracted
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Ocean General                 1,640'            Korkut                                   Australia               Contracted
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Ocean Prospector              1,700'            Victory Class                            GOM                     Cold Stacked
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Ocean Endeavor                2,000'            Victory Class                            GOM                     Committed
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Ocean Rover                   2,000'            Victory Class                            GOM                     Cold Stacked
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Ocean Concord                 2,200'            F&G SS-2000                              GOM                     Contracted
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Ocean Lexington               2,200'            F&G SS-2000                              GOM                     Contracted
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Ocean Saratoga                2,200'            F&G SS-2000                              GOM                     Contracted
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Ocean Yorktown                2,850'            F&G SS-2000                              Brazil                  Contracted
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Ocean Voyager                 3,200'            Victory Class                            GOM                     Contracted
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Ocean Yatzy                   3,300'            DP DYVI Super Yatzy                      Brazil                  Contracted
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Ocean Worker                  3,500'            F&G 9500 Enhanced Pacesetter             GOM                     Contracted
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Ocean Quest                   3,500'            Victory Class                            GOM                     Contracted
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Ocean Winner                  3,500'            Aker H-3                                 Brazil                  Contracted
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Ocean Star                    5,500'            Victory Class                            GOM                     Contracted
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Ocean Victory                 5,500'            Victory Class                            GOM                     Contracted
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Ocean America                 5,500'            Ocean Odyssey                            GOM                     Contracted
---------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant                 5,500'            Ocean Odyssey                            GOM                     Contracted
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Ocean Alliance                5,500'            DP Ocean Ranger II Modified              Brazil                  Contracted
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Ocean Baroness                6,500'            Victory Class                            Singapore               Shipyard Upgrade
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Ocean Confidence              7,500'            DP Aker H-3.2 Modified                   GOM                     Contracted
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Ocean Clipper                 7,500'            DP Fluor/Mitsubishi                      Brazil                  Contracted
---------------------------------------------------------------------------------------------------------------------------------

Table continued...


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                               FEBRUARY 26, 2001

RIG NAME                       OPERATOR                           CURRENT TERM                               START DATE
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Ocean Crusader                 Walter                             one well                                   mid February 2001
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Ocean Drake                    Chevron                            two month extension plus option            mid February 2001
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Ocean Champion                 Dominion                           one well plus option                       late January 2001
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Ocean Columbia                 BP                                 six month extension plus option            mid January 2000
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Ocean Spartan                  BP                                 six month term plus option                 late November 2000
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Ocean Spur                     BP                                 six month term plus option                 early October 2000
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Ocean Sovereign                Maxus                              two-year term                              mid September 2000
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Ocean Heritage                 Maxus                              one-year term                              late January 2001
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Ocean King                     BP                                 90 day term plus option                    late February 2001
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Ocean Nugget                   -                                      -                                      late September 2000
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Ocean Summit                   Seneca                             one well                                   mid February 2001
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Ocean Warwick                  BP                                 six month term plus option                 early October 2000
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Ocean Titan                    Dominion                           one-well                                   mid February 2001
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Ocean Tower                    Spinnaker                          one well                                   mid February 2001
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Ocean Liberator                -                                      -                                         -
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Ocean Century                  -                                      -                                         -
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Ocean Ambassador               Unocal                          two wells plus option                       mid February 2001
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Ocean Nomad                    -                                      -                                         -
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Ocean New Era                  -                                      -                                         -
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Ocean Bounty                   Woodside                           90-day contract                            early March 2001
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Ocean Guardian                 Venture                            one well                                   mid August 2000
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Ocean Princess                 Talisman                           two wells                                  early November 2000
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Ocean Whittington              Petrobras                          three-year term                            mid March 1998
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Ocean Epoch                    CACT                               one well plus seven options                early March 2001
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Ocean General                  Woodside                           200-day term contract plus option          mid February 2001
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Ocean Prospector               -                                      -                                         -
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Ocean Endeavor                 -                                      -                                         -
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Ocean Rover                    -                                      -                                         -
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Ocean Concord                  Walter                             first of two wells                         mid February 2001
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Ocean Lexington                Kerr McGee                         first of three wells                       late January 2001
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Ocean Saratoga                 Walter                             one well plus option                       mid February 2001
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Ocean Yorktown                 Petrobras                          five-year term                             early June 1996
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Ocean Voyager                  Mariner                            one well                                   mid February 2001
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Ocean Yatzy                    Petrobras                          five-year term                             early November 1998
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Ocean Worker                   Shell                              four-year term plus option                 mid January 1998
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Ocean Quest                    Kerr McGee                         three wells                                mid December 2000
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Ocean Winner                   Petrobras                          two-year term                              early May 1999
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Ocean Star                     Kerr McGee                         two wells                                  early December 2000
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Ocean Victory                  BP                                 three-year term                            mid November 1997
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Ocean America                  BP                                 one well                                   late August 2000
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Ocean Valiant                  Amerada Hess                       810 day term                               late September 1999
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Ocean Alliance                 Petrobras                          three-year term                            early September 2000
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Ocean Baroness                 -                                      -                                         -
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Ocean Confidence               BP                                 five-year term                             early January 2001
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Ocean Clipper                  Petrobras                          three-year term                            mid January 2000
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Table continued...


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                               FEBRUARY 26, 2001

RIG NAME                ESTIMATED END DATE           DAYRATE (IN THOUSANDS)       FUTURE CONTRACT AND OTHER INFORMATION
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Ocean Crusader          mid March 2001               mid 30's                     one well with Walter in lower 40's ending
                                                                                  late March 2001; followed by one well with
                                                                                  Walter in lower 40's ending mid April
                                                                                  2001; followed by one well with Walter in
                                                                                  upper 30's ending early May 2001;
                                                                                  followed by one well with Walter in lower
                                                                                  40's ending early June 2001
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Ocean Drake             mid April 2001               lower 40's                   available
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Ocean Champion          late March 2001              upper 30's                   available
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Ocean Columbia          late July 2001               lower 40's                   available
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Ocean Spartan           late May 2001                lower 40's                   available
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Ocean Spur              early April 2001             upper 30's                   six-month extension plus option with BP
                                                                                  in upper 40's ending early October 2001
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Ocean Sovereign         mid July 2001                lower 30's                   shipyard repairs beginning mid December
                                                                                  2000 and ending mid May 2001
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Ocean Heritage          late January 2002            mid 30's                     available
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Ocean King              late May 2001                lower 50's                   available
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Ocean Nugget            early March 2001                 -                        one well/one workover plus option with
                                                                                  Newfield in lower 50's ending late April
                                                                                  2001
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Ocean Summit            early May 2001               lower 40's                   spud can inspection ending late May 2001
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Ocean Warwick           early April 2001             lower 50's                   three-month extension plus option with
                                                                                  BP in lower 50's ending early July 2001
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Ocean Titan             mid March 2001               mid 30's                     one well extension plus option with
                                                                                  Dominion in mid 40's ending mid April
                                                                                  2001
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Ocean Tower             early April 2001             lower 40's                    available
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Ocean Liberator              -                          -                         available
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Ocean Century                -                          -                            -
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Ocean Ambassador          early May 2001             lower 40's                   available
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Ocean Nomad                  -                          -                         shipyard repairs beginning mid January
                                                                                  2001 and ending mid April 2001
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Ocean New Era                -                          -                         available
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Ocean Bounty            late May 2001                lower 80's                   available until early March 2001
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Ocean Guardian          mid March 2001               lower 40's                   shipyard ending late March 2001
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Ocean Princess          mid March 2001               upper 30's                   one well with Talisman in upper 30's
                                                                                  ending late April 2001; followed by mid
                                                                                  period survey ending mid May 2001;
                                                                                  followed by one well with Talisman in
                                                                                  lower 40's ending mid July 2001; followed
                                                                                  by three month term plus options with
                                                                                  Talisman in high 60's ending early
                                                                                  October 2001.
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Ocean Whittington       mid March 2001               100's                        available
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Ocean Epoch             late April 2001              upper 40's                   available
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Ocean General           early September 2001         lower 80's                   available
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Ocean Prospector             -                           -                            -
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Ocean Endeavor               -                           -                        available
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Ocean Rover                  -                           -                            -
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Ocean Concord           late March 2001              upper 30's                   one well plus option with Walter in lower
                                                                                  40's ending early April 2001; followed by
                                                                                  four wells with Murphy in upper 40's
                                                                                  ending late December 2001
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Ocean Lexington         late June 2001               lower 40's                   available
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Ocean Saratoga          late March 2001              lower 40's                   available
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Ocean Yorktown          early June 2001              lower 60's                   available
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Ocean Voyager           early April 2001             lower 40's                   available
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Ocean Yatzy             early November 2003          120's                        available
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Ocean Worker            mid January 2002             120's                        available
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Ocean Quest             early May 2001               lower 70's                   contracted for one well plus option with
                                                                                  Kerr McGee in lower 80's ending early
                                                                                  June 2001
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Ocean Winner            early May 2001               lower 80's                   contracted for 18 month extension with
                                                                                  Petrobras in lower 80's ending late
                                                                                  October 2002
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Ocean Star              late February 2001           mid 80's                     contracted for two well extension with
                                                                                  Kerr McGee in mid 90's ending early May
                                                                                  2001; followed by six month extension
                                                                                  plus option with Kerr McGee in 100's
                                                                                  ending early November 2001
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Ocean Victory           early March 2001             120's                        contracted for 180 day extension plus
                                                                                  option with BP in 110's ending early
                                                                                  September 2001
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Ocean America           late March 2001              lower 80's                   one well extension plus option with BP in
                                                                                  110's ending early June 2001
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Ocean Valiant           early April 2001             110's                        contracted for Conger Prospect in 110's
                                                                                  ending early April 2001; followed by
                                                                                  120's ending late December 2001
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Ocean Alliance          early September 2003         110's                        available
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Ocean Baroness          February 2002                 -                           available
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Ocean Confidence        early January 2006           170's                        available
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Ocean Clipper           mid January 2003             lower 90's                   available
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

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico